UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2010
IRIS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11181	94-2579751

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9172 Eton Avenue Chatsworth, CA	91311

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (818) 709-1244
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A (Amendment No. 1) is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by IRIS International, Inc. (the “Company”) on July 30, 2010 (the “Initial Filing”). The Company acquired 100% of the issued and outstanding capital stock of AlliedPath, Inc., a Delaware corporation (“AlliedPath”), pursuant to a Merger Agreement dated as of July 26, 2010. This Amendment No. 1 is being filed to amend the Initial Filing to include historical audited and unaudited financial statements of AlliedPath and unaudited pro forma financial information, as required by Item 9.01 of Form 8-K. The required audited and unaudited financial statements and unaudited pro forma financial information are filed as exhibits to this report under Item 9.01.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
The audited financial statements of AlliedPath, Inc., as of December 31, 2009 and for the year then ended, and the notes related thereto, and the related independent auditors’ report of BDO USA, LLP, together with the unaudited interim financial statements of AlliedPath, Inc., as of June 30, 2010 and for the six months ended June 30, 2010 and 2009, and the notes related thereto, are filed as Exhibit 99.1 to this report and incorporated herein by reference.
(b) Pro Forma Financial Information
The unaudited pro forma condensed combined balance sheet as of June 30, 2010 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2009 and the six months ended June 30, 2010, and the notes related thereto, are filed as Exhibit 99.2 to this report and incorporated herein by reference.
(d) Exhibits
The following exhibits are filed herewith:

Exhibit
Number	Description

23.1	Consent of BDO USA, LLP.

99.1
The audited financial statements of AlliedPath, Inc. as of December 31, 2009 and for the year then ended, and the notes related thereto, and the related independent auditors’ report of BDO USA, LLP together with the unaudited interim financial statements of AlliedPath, Inc. as of June 30, 2010 and for the six months ended June 30, 2010 and 2009.

99.2
Unaudited pro forma condensed combined balance sheet as of June 30, 2010 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2009 and the six months ended June 30, 2010, and the notes related thereto.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRIS INTERNATIONAL, INC.
Date: October 12, 2010	By:	/s/ Martin S. McDermut
Martin S. McDermut,
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

23.1	Consent of BDO USA, LLP.

99.1
The audited financial statements of AlliedPath, Inc. as of December 31, 2009 and for the year then ended, and the notes related thereto, and the related independent auditors’ report of BDO USA, LLP together with the unaudited interim financial statements of AlliedPath, Inc. as of June 30, 2010 and for the six months ended June 30, 2010 and 2009.

99.2
Unaudited pro forma condensed combined balance sheet as of June 30, 2010 and unaudited pro forma condensed combined statements of operations for the year ended December 31, 2009 and the six months ended June 30, 2010, and the notes related thereto.

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